Supplement Dated December 29, 2008

To the Prospectus Dated December 29, 2008

For the WisdomTree Dreyfus Currency Income Funds

The following information supplements information in the current Prospectus.

The WisdomTree Dreyfus Emerging Currency Fund (ticker symbol: CEW) is expected to be available for purchase on or about January 15, 2009. This Fund currently is not available for sale.